Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Southwest Casino Corporation (the “Company”) on Form 10-KSB for the period ending December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas E. Fox, President and Chief Operating Officer of we, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

(1)                                                        The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                                        The information in the Report fairly presents, in all material respects, the financial condition and results of operations of Southwest Casino Corporation.

/s/ Thomas E. Fox
Thomas E. Fox, President and Chief Operating
Officer (principal financial officer and principal
accounting officer)

Minneapolis, Minnesota
March 21, 2007